UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 30, 2010

Interleukin Genetics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-32715	94-3123681
(Commission File Number)	(IRS Employer Identification No.)

135 Beaver Street Waltham, MA	02452
(Address of Principal Executive Offices)	(Zip Code)

(781) 398-0700
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b)           Effective as of July 30, 2010, George D. Calvert resigned from the Board of Directors of Interleukin Genetics, Inc. (the “Company”).

(d)           Pursuant to the Company’s Restated Certificate of Incorporation, as amended (the “Charter”), the holders of shares of the Company’s Series A Preferred Stock are entitled to elect up to four directors (the “Series A Directors”).  Mr. Calvert was a Series A Director and pursuant to the Charter, effective as of July 30, 2010, Catherine Ehrenberger was appointed to fill the vacancy created by Mr. Calvert’s resignation by the Series A Directors remaining in office.  Ms. Ehrenberger is Vice President - Research & Development for Access Business Group, LLC, a wholly owned subsidiary of Alticor Inc.  For a description of the related party transactions between the Company and Alticor, please see the Section entitled “Certain Relationships and Related Transaction” in the Company’s definitive proxy statement filed with the SEC on April 30, 2010 (File No. 001-32715), which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interleukin Genetics, Inc.
(Registrant)

Date: August 5, 2010	/s/ ELIOT M. LURIER
Eliot M. Lurier
Chief Financial Officer
(Signature)